SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No )

Filed by the registrant                       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/X/   Preliminary proxy statement

/  /  Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material under Rule 14a-12

                      OPPENHEIMER U.S. GOVERNMENT TRUST
         ------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

         ------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box): N/A

/ X / No fee required.

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/   / Fee paid previously with preliminary materials:

/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:     Philip T. Masterson

(4)   Date Filed: June 7, 2001

--------------------

220_ProxyPre_Cov-14a(0601).doc

PROXY CARD                    OPPENHEIMER U.S. GOVERNMENT TRUST
PROXY CARD

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2001

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Robert Bishop, and Scott Farrar, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full power of substitution,  to vote shares held in the  name  of the  undersigned  on the  record  date  at the  Special
Meeting of Shareholders of Oppenheimer  U.S.  Government  Trust (the "Fund"),
to be held at 6803 South Tucson Way,  Englewood,  Colorado,  80112, on August
28, 2001, at 1:00 P. M. Mountain time, or at any  adjournment  thereof,  upon the  proposals  described  in the Notice of Meeting  and  accompanying  Proxy
Statement, which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of Trustees,  and all proposals  (set forth on the reverse of this proxy  card) have been  proposed by the Board of Trustees.  When properly  executed,  this proxy will be voted as  indicated  on the  reverse  side or  "FOR" a  proposal  if no  choice  is indicated.  The proxy  will be voted in  accordance  with the proxy  holder's best judgement as to any other matters.

                                                   VOTE VIA THE TELEPHONE:
                                                   1-800-__________

                                                   CONTROL NUMBER:
                                                   -------------------

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE

1.    To elect a Board of Trustees:

   01  Leon Levy        02  Donald W. Spiro     03  Bridget A. Macaskill
   04  Robert G. Galli        05  Phillip A. Griffiths      06        Benjamin
Lipstein
   07  Elizabeth B. Moynihan  08  Kenneth A. Randall  09  Edward V. Regan
   10  Russell S. Reynolds, Jr.     11  Clayton K. Yeutter

   If you do not wish your shares  voted  "FOR" a  particular  nominee,  mark the "For All  Except"  box and  write  the  nominee's  number  on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.    To approve the replacement of certain  fundamental  investment  policies of the Fund with revised, non-fundamental policies:

A.    Minimum Assets Invested in U.S. Government Securities
B.    Purchasing Restricted or Illiquid Securities

3.    To approve  changes to three (3) of the  Fund's  fundamental  investment policies  to  permit  the Fund to  participate  in an  inter-fund  lending arrangement with other Oppenheimer funds

4.    To Authorize  the Trustees to adopt an Amended and Restated  Declaration of Trust

   FOR               AGAINST              FOR  ALL
   ALL                     ALL                    EXCEPT

                        1.

  FOR          AGAINST     ABSTAIN
                        2. A

                        2. B

                        3.

                        4.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

     CIR

Bridget A. Macaskill
Chairman and                                          OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com

                                                July 13, 2001

Dear Oppenheimer U.S. Government Trust Shareholder,

We have scheduled a shareholder meeting on August 28, 2001 for you to decide upon some important proposals for the Trust.  Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Trust and its shareholders and recommends a vote
"for" the election of each of the nominees of Trustee and for each proposal.
Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone using the toll-free number on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Trust's expenses.  If you vote by telephone, you do not need to mail the proxy ballot.

Remember, it can be costly for the Trust--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting. If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and elect the 11 nominees for Trustee.  You will find detailed information on the Trustees in the enclosed proxy statement.

o     Approval of the replacement of certain fundamental investment policies.  Your approval is requested to replace certain fundamental investment policies of the Trust with revised non-fundamental policies as more fully described in the enclosed proxy statement.

o     Approval of amendments to three fundamental investment policies.  Your approval is requested to amend three fundamental investment policies of the Trust to permit inter-fund lending.

o     Adoption of an amended and restated Declaration of Trust.  Your are being asked to authorize the Trustees to adopt an amended and restated
   Declaration of Trust.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.
                                          Sincerely,
                                          Bridget A. Macaskill's signature
Enclosures
XP0220.002.0701

                      OPPENHEIMER U.S. GOVERNMENT TRUST

                  6803 South Tucson Way, Englewood, CO 80112

                 Notice Of Meeting Of Shareholders To Be Held

                               August 28, 2001

To The Shareholders of Oppenheimer U.S. Government Trust:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of
Oppenheimer U.S. Government Trust (the "Fund"), will be held at 6803 South
Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M., Mountain time, on
August 28, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.    To elect a Board of Trustees;

2.    To approve the replacement of certain fundamental investment policies of the Fund with revised, non-fundamental policies;

3.    To approve changes to three (3) fundamental investment policies of the
         Fund to permit the Fund to participate in an inter-fund lending arrangement with other Oppenheimer funds;

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of Trust; and

5.    To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on June 19, 2001, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of
Trustees of the Fund recommends a vote to elect each of the nominees as
Trustee and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND
MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Andrew J. Donohue, Secretary
July 17, 2001

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

220

                                     iii
                                      i
                              TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers
-

Proposal 1: To Elect a Board of Trustees
-

                      Introduction to Proposals 2 and 3
                                      -

Proposal 2: To approve the replacement of certain fundamental investment policies
            of the Fund with revised, non-fundamental policies
            -

Proposal 3: To approve changes to three (3) fundamental investment policies of
            -
            the Fund to permit inter-fund lending

Proposal 4: To authorize the Trustees to adopt an Amended and Restated
Declaration
-
            of Trust

Information About the Fund
-

Further Information About Voting and the Meeting
-

Other Matters
-

EXHIBIT A:  Amended and Restated Declaration of Trust                      A-1

                      OPPENHEIMER U.S. GOVERNMENT TRUST

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    The Trustees of Oppenheimer U.S. Government Trust (the "Fund") have asked that you vote on several matters at the Special Meeting of
            Shareholders to be held on August 28, 2001.

Q.    Who is Eligible to Vote?

A.    Shareholders of record at the close of business on June 19, 2001 are entitled to vote at the Meeting or any adjournment of the
            Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the
            Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about July 17, 2001.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees;

2.    To approve the replacement of certain fundamental investment policies of the Fund with revised, non-fundamental policies;

3.    To approve changes to certain fundamental investment policies of the
               Fund to permit the Fund to participate in an inter-fund
               lending arrangement with other Oppenheimer funds; and

4.    To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees;

2.    FOR the replacement of certain fundamental investment policies of the
               Fund with revised, non-fundamental policies;

3.    FOR proposed changes to the Fund's fundamental investment policies to permit inter-fund lending; and

4.    FOR authorization of the Trustees to adopt an Amended and Restated
               Declaration of Trust.

Q.    What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.    Some of the Fund's current policies reflect government regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current government regulations require.
            The Fund's Trustees and the Fund's investment adviser,
            OppenheimerFunds, Inc., believe that the proposed changes to the
            Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increase the Fund's ability to take advantage of investment opportunities.

      Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting
o     By telephone (please see the brightly-colored insert for instructions)

               Voting by telephone is convenient and can help reduce the
                                      ----------     --------------------
               Fund's expenses.  Whichever method you choose, please take the
               ---------------
               time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the
            proposals, your shares will be voted in favor of the Trustees recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further
            Information About Voting and the Meeting" section below.

Q.    How Can I Revoke My Proxy?

A.    You may revoke your proxy at any time before it is voted by forwarding
            a
            written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q.    How Can I Get More Information About the Fund?

            Copies of the Fund's annual report dated August 31, 2000 and semi-annual report dated February 28, 2001 have previously been mailed to Shareholders. If you would like to have copies of the
            Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.525.7048, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver
            Colorado 80217-5270 or visit the Oppenheimer funds web site at
            www.oppenheimerfunds.com.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.525.7048.

                                      6
                      OPPENHEIMER U.S. GOVERNMENT TRUST

                               PROXY STATEMENT

                           Meeting of Shareholders
                          To Be Held August 28, 2001

      This statement is furnished to the shareholders of Oppenheimer U.S.
Government Trust (the "Fund"), in connection with the solicitation by the
Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood,
Colorado, 80112, at 1:00 P.M., Mountain time, on August 28, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about July 17, 2001.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Trustees                      All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To   approve   the    replacement    of   certain
     fundamental  investment policies of the Fund with
     revised, non-fundamental policies
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a. Policy  Regarding  Minimum Assets  Invested in
     U.S. Government Securities                        All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.  Policy   Regarding   Restricted  or  Illiquid All
     Securities
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  approve  changes  to three (3) of the  Fund's
     fundamental  investment  policies  to permit  the
     Fund  to  participate  in an  inter-fund  lending
     arrangement with other Oppenheimer funds          All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To  Authorize  the  Trustees  to adopt an Amended
     and Restated Declaration of Trust                 All
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

      At the Meeting, eleven (11) Trustees are to be elected.  If elected, the Trustees will serve for indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

      As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing
Trustees. As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election or serve his or her term, the
Board of Trustees may, in its discretion, select another person to fill the vacant position.

      Each of the nominees currently serves as a Trustee of the Fund. All of the nominees have consented to be named as such in this Proxy Statement and have consented to serve as Trustees if elected.

      A nominee with an asterisk after his or her name is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund.  They are
"interested persons" due to the positions they hold with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), or the Manager's
affiliates or other positions described. Trustees that are not "interested persons" under the 1940 Act are referred to herein as "non-affiliated"
trustees.  The nominee's beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated.  All of the Trustees own shares in one or more Oppenheimer funds.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Leon Levy (75)                                        [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1985.

General Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982)  and  Chairman  of the  Board of  Avatar  Holdings,  Inc.  (real  estate development) (since 1981).

Donald W. Spiro (75)                                  [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1985.

Chairman  Emeritus  of  the  Manager  (since  1991).   Formerly  he  held  the
following  positions:  Chairman  (November 1987 - January 1991) and a director
(January  1969 - August  1999)  of the  Manager;  President  and  Director  of
OppenheimerFunds  Distributor,  Inc.,  a  subsidiary  of the  Manager  and the
Fund's Distributor (July 1978 - January 1992).

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Bridget A. Macaskill* (52)                            [ ]
Two World Trade Center
New York, New York 10048-0203

Trustee since 1995.

Chairman (since August 2000),  Chief Executive  Officer (since September 1995)
and a  director  (since  December  1994)  of  the  Manager;  President  (since
September   1995)  and  a  director   (since   October  1990)  of  Oppenheimer
Acquisition  Corp.,  the Manager's parent holding  company;  President,  Chief
Executive   Officer  and  a  director   (since  March  2000)  of  OFI  Private
Investments,  Inc., an investment adviser subsidiary of the Manager;  Chairman and  a  director  of  Shareholder  Services,  Inc.  (since  August  1994)  and
Shareholder  Financial Services,  Inc. (since September 1995),  transfer agent subsidiaries of the Manager;  President  (since September 1995) and a director
(since  November 1989) of Oppenheimer  Partnership  Holdings,  Inc., a holding company  subsidiary of the Manager;  President and a director  (since  October
1997) of  OppenheimerFunds  International  Ltd., an offshore  fund  management subsidiary of the Manager and of Oppenheimer  Millennium Funds plc; a director
of  HarbourView  Asset  Management   Corporation  (since  July  1991)  and  of
Oppenheimer Real Asset Management,  Inc. (since July 1996), investment adviser
subsidiaries   of  the   Manager;   a   director   (since   April   2000)   of
OppenheimerFunds  Legacy Program,  a charitable  trust program  established by the Manager;  President and a trustee of other Oppenheimer funds. Formerly Ms.
Macaskill held the following positions:  President of the Manager (June 1991 -
August 2000); a director  (until March 2001) of Prudential  Corporation plc (a
U.K. financial service company).

Robert G. Galli (67)                                  [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1993.

A  Trustee  or  Director  of other  Oppenheimer  funds.  Formerly  he held the following  positions:  Vice  Chairman  (October  1995  -  December  1997)  and
Executive  Vice  President  (December  1977 -  October  1995) of the  Manager;
Executive  Vice  President  and a  director  (April  1986 -  October  1995) of
HarbourView Asset Management Corporation.

Phillip A. Griffiths (62)                             [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1999.

The Director of the Institute for Advanced Study, Princeton, N.J. (since
1991), director of GSI Lumonics (since 2001) and a member of the National
Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of
Mathematics at Duke University, a director of Research Triangle Institute,
Raleigh, N.C., and a Professor of Mathematics at Harvard University

----------------------------------------
*Trustee who is an "Interested Person" of the Fund.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Benjamin Lipstein (78)                                [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1985.

Professor   Emeritus  of  Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Elizabeth B. Moynihan (71)                            [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1992.

Author and architectural  historian; a trustee of the Freer Gallery of Art and
Arthur M. Sockler Gallery  (Smithsonian  Institute),  Trustees  Council of the
National  Building  Museum;  a member of the  Trustees  Council,  Preservation
League of New York State.

Kenneth A. Randall (74)                               [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1985.

A director of Dominion Resources,  Inc. (electric utility holding company) and
Prime Retail,  Inc.  (real estate  investment  trust);  formerly a director of
Dominion Energy,  Inc. (electric power and oil & gas producer),  President and
Chief Executive Officer of The Conference Board, Inc.  (international economic and business  research) and a director of Lumbermens  Mutual Casualty Company,
American  Motorists  Insurance  Company  and  American   Manufacturers  Mutual
Insurance Company.

Edward V. Regan (71)                                  [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1993.

President,  Baruch College, CUNY; a director of RBAsset (real estate manager);
a director of OffitBank;  formerly Trustee,  Financial  Accounting  Foundation
(FASB and  GASB);  Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard
College;  Chairman of  Municipal  Assistance  Corporation  for the City of New
York;  New York  State  Comptroller  and  trustee,  New York  State  and Local
Retirement Fund.

Name, Age, Address                        Fund Shares Beneficially Owned as of
And Five-Year Business Experience      June 19, 2001 and % of Class Owned

Russell S. Reynolds, Jr. (69)                         [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1989.

Chairman  of  The  Directorship  Search  Group,  Inc.  (corporate   governance
consulting and executive  recruiting) (since 1993); a director of Professional
Staff  Limited  (a U.K.  temporary  staffing  company)  (since  1995);  a life trustee of International House (non-profit  educational  organization),  and a trustee of the Greenwich Historical Society (since 1996).

Clayton K. Yeutter (70)                               [ ]
6803 South Tucson Way
Englewood, Colorado 80112

Trustee since 1991.

Of Counsel, Hogan & Hartson (a Washington,  D.C. law firm) (since 1993). Other directorships:  Caterpillar,  Inc.  (since 1993);  Zurich  Financial  Services
(since 1998);  ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas
Instruments  Incorporated  (since 1993);  and  Weyerhaeuser  Co. (since 1999);
formerly a director  of:  Farmers  Group Inc.  (1994-2000),  Zurich  Allied AG
(1998-2000) and of Allied Zurich Pl.c (1998-2000).

---------------------------------------------------------------------------------

A.  General Information Regarding the Board of Trustees.

      The primary  responsibility  for  management  of the Fund rests with the
Board of Trustees.  The Trustees  meet  regularly to review the  activities of the Fund and of the Manager.  The Manager is  responsible  for its  day-to-day operations.  Six (6)  regular  meetings of the  Trustees  were held during the fiscal  year  ended  August  31,  2000.  Each of the  incumbent  Trustees  was present  for at  least  75% of  the  meetings  held  of the  Board  and of all committees on which that Trustee served.

B.  Audit Committee of Board of Trustees.

      The Trustees have appointed an Audit Committee,  comprised of Kenneth A.
Randall  (Chairman),  Benjamin Lipstein,  and Edward V. Regan, all of whom are non-affiliated  Trustees.  The Audit  Committee  met four (4) times during the fiscal  year ended  August 31,  2000.  The Board of  Trustees  does not have a standing nominating or compensation committee.

      The Audit Committee furnishes the Board with  recommendations  regarding the selection of the  independent  auditor.  The other  functions of the Audit
Committee  include:  (i)  reviewing  the scope and  results  of audits and the audit  fees  charged;  (ii)  reviewing  reports  from the  Fund's  independent auditor regarding the Fund's internal accounting procedures and controls;  and
(iii)  establishing  a  separate  line of  communication  between  the  Fund's independent auditors and its non-affiliated or independent Trustees.

      Based on the Audit Committee's recommendation,  the Board of Trustees of the Fund,  including a majority of the non-affiliated  Trustees,  at a meeting held October 12, 2000  selected  KPMG LLP ("KPMG") as auditors of the Fund for the fiscal  year  beginning  September  1, 2000.  KPMG also serves as auditors for certain other funds for which the Manager acts as investment advisor.

   During  the  fiscal  year  ended  August 31,  2000,  KPMG  performed  audit services for the Fund including the audit of the Fund's financial  statements, review of the Fund's  annual  report  and  registration  statement  amendment, consultation on financial  accounting and reporting matters, and meetings with the Board of Trustees.

      1.  Audit Fees.

   The aggregate fees billed by KPMG for  professional  services  rendered for the audit of the Fund's annual financial  statements for the year ended August
31, 2000 were $21,000.

      2.  All Other Fees.

   In  addition  to the audit fees  billed by KPMG,  KPMG billed the Fund $369 for other  professional  services  provided  to the Fund for the  fiscal  year ended  August 31,  2000.  There were no fees  billed by KPMG to the Manager or affiliates  of  the  Manager  for  services  rendered  to the  Manager  or its affiliates for the Fund's fiscal year ended August 31, 2000.

      Representatives  of KPMG are not  expected  to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

      Each of the  current  Trustees  also  serves as a trustee or director of other  New  York-based  mutual  funds  in the  OppenheimerFunds  complex.  The
Trustees who are not affiliated with the Manager  ("Non-Affiliated  Trustees")
are paid a  retainer  plus a fixed  fee for  attending  each  meeting  and are reimbursed for expenses  incurred in connection  with attending such meetings.
Each Fund in the  OppenheimerFunds  complex for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund and one of the Trustees of the Fund (Ms.
Macaskill) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below.  The compensation from the Fund was paid during the Fund's fiscal year ended August 31, 2000.  The compensation from all of the New York-based
Oppenheimer funds includes compensation received as a director, trustee or member of a committee during the calendar year 2000. Compensation is paid for services in the positions below their names.

--------------------------------------------------------------------
Trustee's Name            Aggregate     Retirement   Total
                                                     Compensation
                                                     From all
                                        Benefits     New
                                        Accrued as   York-based
                                        Part         Oppenheimer
                          Compensation  of Fund      Funds (30
and Position              from Fund1    Expenses     Funds)2
--------------------------------------------------------------------
--------------------------------------------------------------------
 Leon Levy                   $21,124      $10,856       $171,950
 Chairman
--------------------------------------------------------------------
--------------------------------------------------------------------
 Robert G. Galli3
 Study Committee Member      $6,253          $0         $191,134
--------------------------------------------------------------------
--------------------------------------------------------------------
 Phillip Griffiths4          $2,260          $0         $59,529
--------------------------------------------------------------------
--------------------------------------------------------------------
 Benjamin Lipstein           $21,583      $12,708       $148,639
 Study Committee
 Chairman,
 Audit Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------
 Elizabeth B. Moynihan       $6,645         $555        $104,695
 Study Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------
 Kenneth A. Randall
 Audit Committee Chairman    $12,273       $6,738       $96,034
--------------------------------------------------------------------
--------------------------------------------------------------------
 Edward V. Regan             $5,526          $0         $94,995
 Proxy Committee
 Chairman,
 Audit Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------
 Russell S. Reynolds, Jr.    $6,152        $2,018       $71,069
 Proxy Committee Member
--------------------------------------------------------------------
--------------------------------------------------------------------
 Donald W. Spiro             $2,652          $0         $63,435
 Vice Chairman
--------------------------------------------------------------------
--------------------------------------------------------------------
 Clayton K. Yeutter5         $3,753          $0         $71,069
 Proxy Committee Member
--------------------------------------------------------------------
1.    Aggregate  compensation  includes fees, deferred  compensation,  if any, and  retirement  plan benefits  accrued for a Trustee for the fiscal year ending August 31, 2000.
2.    For the 2000 calendar year.
3.    Total  Compensation  for the 2000 calendar  year  includes  compensation
          received   for  serving  as  a  Trustee  or  Director  of  10  other
          Oppenheimer funds.
4.    Includes $2,260 deferred under the Deferred  Compensation Plan described below.
5.    Includes $938 deferred  under the Deferred  Compensation  Plan described below.

      The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the New
York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

      The Board of  Trustees  has  adopted a  Deferred  Compensation  Plan for independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though  an  equivalent  amount  had been  invested  in  shares  of one or more
Oppenheimer  funds  selected  by the  Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

      Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the executive officers who are not
Trustees of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

John S. Kowalik, Vice President and Portfolio Manager since July 1998; Age: 43
Two World Trade Center, New York, NY 10048-0203

Senior Vice President of the Manager (since July 1998); an officer of other
Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager of
Prudential Global Advisors (1989-1998).

Andrew J. Donohue, Secretary since 1996; Age: 50
Two World Trade Center, New York, NY 10048

Executive Vice President (since January 1993), General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice
President and General Counsel (since September 1993) and a director (since
January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice
President, General Counsel and a director (since September 1995) of
HarbourView Asset Management Corporation, Shareholder Services, Inc.,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer
Trust Company (since May 2000); President and a director of Centennial Asset
Management Corporation (since September 1995) and of Oppenheimer Real Asset
Management, Inc. (since July 1996); Vice President and a director (since
September 1997) of OppenheimerFunds International Ltd. and Oppenheimer
Millennium Funds plc; General Counsel (since May 1996) and Secretary (since
April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer and Principal Financial Accounting Officer since
April 1999; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings,
Inc., of OFI Private Investments, Inc. (since March 2000) and of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since May 2000); Treasurer and Chief Financial Officer (since May 2000) of
Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation;
an officer of other Oppenheimer funds; formerly Principal and Chief Operating
Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 -
March 1999); Vice President and Chief Financial Officer of CS First Boston
Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52
Two World Trade Center, New York, NY 10048
Senior Vice President (since May 1985) and Associate General Counsel (since
May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc.
(since May 1985), Shareholder Financial Services, Inc. (since November 1989);
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 42
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
Controller of the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996);
Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997);
an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

All officers serve at the pleasure of the Board.

      As of June 19, 2001, the Trustees and officers as a group beneficially owned ____________ shares, [or less than 1%] of the outstanding Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

Introduction to Proposals 2 and 3

A.    What is the Historical Background of the Fund's Current Investment
Policies?

      The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental" or "non-fundamental."
Fundamental policies can be changed only by a shareholder vote.
Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the
Fund's prospectus.

      The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposals 2 and 3 are intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with increased flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

      Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies (referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the
National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no
longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current law or that are no longer required at all.

      With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted.  The standardized policies proposed below would comply with current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market or industry developments. The proposed standardized changes will not affect the Fund's investment objective.

B.    Why do the Fund's Trustees Recommend the Proposed Changes?

      The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that future investment opportunities will be increased by the proposed changes.

      Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond promptly to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

      The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 2 separately. Shareholders are requested to vote to approve or disapprove all sub-proposals in Proposal 3 together.  If approved, the effective date of the proposals will be delayed until the Fund's prospectus can be updated to reflect the changes.  If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy addressed in that sub-proposal will remain unchanged.  If Proposal 3 is not approved, the fundamental investment policies addressed in Proposal 3 will remain unchanged.

              PROPOSAL 2: TO APPROVE THE REPLACEMENT OF CERTAIN

                 FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

                    WITH REVISED, NON-FUNDAMENTAL POLICIES

A. Policy Regarding Minimum Investments in U.S. Government Securities

      Under normal market  conditions,  the Fund,  as a matter of  fundamental policy,  invests  at  least  80% of its  "total  assets"  in  U.S.  government securities.  U.S.  government  securities  include debt  securities  issued or guaranteed  by the United  States  Department  of  Treasury,  such as Treasury bills,  notes and bonds, and securities  issued by U.S.  government  agencies.
Under a new rule of the U.S.  Securities & Exchange Commission ("SEC"), a fund whose name  indicates  that it will  invest in a  particular  type of security must  invest at least 80% of its "net assets plus  borrowings  for  investment purposes" in that type of  security.  The Fund's  current  policy in this area is more restrictive than the SEC's requirement.

      The  Trustees   recommend   replacing  the  Fund's   fundamental  policy
designating  the  minimum  amount of its assets  that must be invested in U.S.
government  securities with a  non-fundamental  policy that is consistent with the  requirements  of the SEC's new name test. The Fund's name is not expected to change  whether or not  shareholders  approve  this  proposal.  The current fundamental policy and proposed non-fundamental policy are listed below.

          Current Fundamental Policy       Proposed Non-Fundamental Policy
          --------------------------
 Under  normal  market  conditions,  as  a Under  normal  market  conditions,  as a fundamental  policy,  the Fund invests at fundamental  policy, the Fund invests at
 least  80% of its  total  assets  in U.S. least  80%  of  its  net  assets   (plus
 government securities.                    borrowings     used    for    investment
                                           purposes) in U.S. government securities.

The Trustees  believe that changing the Fund's  policy to be  consistent  with the new rule will not  materially  alter  management of the Fund. The Trustees
further   believe  that  changing  the  Fund's  policy  as  recommended   will
facilitate the Fund's compliance with applicable regulations,  and provide the
Fund  with  increased  investment   flexibility   consistent  with  applicable
regulations.  Although the revised  non-fundamental policy could be changed by the Trustees in the future without  shareholder  approval,  shareholders would receive  prior notice of any  proposed  material  change in the Fund's  policy regarding the minimum amount it invests in U.S. government securities.

B.  Policy Regarding Restricted or Illiquid Securities.

      The  Fund  is  currently  subject  to a  fundamental  investment  policy concerning the purchase of restricted or illiquid  securities.  It is proposed
that  the  current   fundamental  policy  be  eliminated  and  replaced  by  a
non-fundamental  policy  that can be  changed  by the  Trustees  in the future without  shareholder  approval.  The current and proposed  investment policies are set forth below.

          Current Fundamental Policy       Proposed Non-Fundamental Policy
          --------------------------
 The Fund  cannot  enter  into  repurchase The Fund cannot  invest more than 10% of
 agreements  maturing  in more than  seven its   net   assets   in    illiquid   or
 days nor  invest in  securities  that are restricted     securities     (including
 restricted  as to  their  resale  or that repurchase  agreements  maturing  beyond
 are  not  readily   convertible  to  cash seven (7) days).
 ("illiquid  securities"),  nor  invest in
 securities  for which  market  quotations
 are not  readily  available  if more than
 10% of the Fund's  total  assets would be
 invested in those securities.

The existing policy is not required to be a fundamental  policy under the 1940
Act, and the Trustees recommend that the Fund's current  fundamental policy be replaced  with the  proposed  non-fundamental  policy in order to provide  the
Fund  with   increased   flexibility   consistent   with  current   regulatory
requirements.  The  staff  of the SEC  currently  takes  the  position  that a non-money  market fund, such as the Fund, is required to limit its investments in illiquid assets (including  repurchase agreements maturing beyond seven (7)
days)  to no more  than 15% of its net  assets.  The  purpose  of  limiting  a fund's  investments in illiquid  securities is to ensure that the Fund is able to satisfy  redemption  requests in accordance with its obligations  under the
1940 Act.

      The proposed  non-fundamental  policy is more  conservative than current regulatory  requirements  as well as the Fund's current  policy.  The proposed non-fundamental  policy is intended to conform the Fund's  policy in this area to one that is consistent with that of other  Oppenheimer  funds. The Trustees believe  that  standardized  policies  will assist the Fund and the Manager in maintaining  compliance with the various investment  restrictions to which the
Oppenheimer  funds are subject.  Because the proposed  non-fundamental  policy is more  conservative  than  current  regulatory  requirements  as well as the
Fund's current policy,  the  recommended  change is not expected to materially increase the risk of an investment in the Fund.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

              THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

            PROPOSAL 3: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL

                       INVESTMENT POLICIES OF THE FUND

      Proposal 3 is composed of three (3) proposed changes to the Fund's current investment policies.  The Trustees believe that under appropriate circumstances, the Fund should be permitted to lend money to, and borrow money from, other Oppenheimer mutual funds (referred to as "inter-fund lending") and pledge its assets as collateral for such a loan as explained in the following proposals.  All of these proposals must be approved together if the inter-fund lending arrangements described below are to be implemented, and shareholders are requested to vote to approve or disapprove all proposals together.

                                                 A.   Borrowing and Pledging,
                                                Mortgaging or Hypothecating
                                                Assets.

      The 1940 Act imposes certain  restrictions  on the borrowing  activities of mutual  funds.  The  restrictions  on  borrowing  are  designed  to protect shareholders  and their  investment in a fund by limiting a fund's  ability to leverage  its  assets.  The use of  leverage  exposes  shareholders  and their investments  in a fund to a greater risk of loss.  For example,  borrowing may cause the value of a fund's  shares to be more  volatile than a fund that does not  borrow.  A  fund's  borrowing  policy  must be a  fundamental  investment policy.

      A fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some funds also borrow for investment purposes, which may cause the value of their funds'
shares to be more volatile than funds that do not borrow for investment purposes.  Such borrowing is referred to as leverage.  The Fund currently does not borrow for investment purposes.

      Under the 1940 Act, a fund currently may borrow from banks up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person.
Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.
The Trustees propose that the Fund's policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The Fund also is currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of Fund assets.  It is proposed that this current fundamental investment policy by eliminated.

      The existing policy concerning pledging, mortgaging or hypothecating of the Fund's assets is not required to be fundamental under the 1940 Act, and the Trustees believe that the Fund should be provided with the increased flexibility permitted by law to pursue its investment objective.  The
Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the Fund may enter into collateral arrangements in connection with its borrowing requirements as consistent with its other investment policies, including its policies regarding borrowing and issuing senior securities.

      The current and proposed  fundamental  investment policies are set forth below.  The  current  policy on  borrowing  requires  the Fund to borrow  from banks, and limits the Fund's borrowing to 10% of its net assets.  The Trustees propose that the current  policy be amended to permit the Fund to borrow money from banks and/or from  affiliated  mutual funds  provided such  borrowings do not exceed 331/3% of its total assets.

          Current Fundamental Policy       Proposed Fundamental Policy
          --------------------------
 The Fund cannot borrow money in excess    The Fund may not borrow money, except
 of 10% of the value of its net assets.    to the extent permitted under the 1940
 It can borrow only as a temporary         Act, the rules or regulations
 measure for extraordinary or emergency    thereunder or any exemption therefrom,
 purposes. It cannot make any investments  as such statute, rules or regulations
 when its borrowings exceed 5% of the      may be amended or interpreted from time
 value of its assets. No assets of the     to time.
 Fund may be pledged, mortgaged or
 hypothecated to secure a debt. However,
 the escrow arrangements involved in
 options trading are not considered to
 involve a mortgage, hypothecation or
 pledge for this purpose.

Currently,  the 1940 Act limits a fund's  borrowings to 331/3% of the value of its total assets  (including the amount  borrowed).  If  shareholders  approve
Proposal  3, the Fund's  current  fundamental  policy  will be replaced by the proposed  fundamental  policy  and the  Fund's  prospectus  will be updated to reflect the 1940 Act's current restrictions regarding borrowing.

      Borrowing  may cause the value of the Fund's  shares to be more volatile than if the Fund did not  borrow.  Currently,  the  Fund  does not  anticipate that,  under normal  conditions,  its borrowings would exceed five (5) percent of its net assets.

      Permitting the Fund to borrow money from affiliated  funds (for example, those  funds  in the  OppenheimerFunds  complex)  would  afford  the  Fund the flexibility  to  use  the  most  cost-effective  alternative  to  satisfy  its borrowing  requirements.  The  Trustees  believe  that the Fund may be able to obtain lower interest rates on its borrowings  from  affiliated  funds than it would through traditional bank channels.

      Current  regulations  prohibit the Fund from  borrowing from other funds in the  OppenheimerFunds  complex.  Therefore,  before an  inter-fund  lending arrangement could be established,  the Fund would have to obtain approval from
the  SEC.   Implementation   of  inter-fund   lending  would  be  accomplished
consistent with applicable regulatory  requirements,  including the provisions of any  order the SEC might  issue to the Fund and  other  Oppenheimer  funds.
The  Fund has not yet  decided  to apply  for  such an order  and  there is no guarantee  any such order would be granted even if applied for.  Until the SEC has approved an inter-fund  lending  application,  the Fund will not engage in borrowing from affiliated mutual funds.

      If  shareholders  approve this  proposal and the Fund applies for and is
granted   permission   from  the  SEC  to  implement  an  inter-fund   lending
arrangement,  the Fund would not borrow from affiliated funds unless the terms of the borrowing  arrangement  are at least as favorable as the terms the Fund could  otherwise  negotiate  with a third party.  To protect  against the Fund being  disadvantaged by borrowing from an affiliated Fund,  certain safeguards may be  implemented.  Examples of the types of safeguards  that the SEC or the
Fund's  Trustees may require  include the following:  the Fund will not borrow money from  affiliated  funds unless the interest rate is more  favorable than available bank loan rates;  the Fund's borrowing from affiliated funds must be consistent  with its investment  objective and investment  policies;  the loan rates will be  determined  by a  pre-established  formula  based on quotations from  independent  banks;  if the Fund  has  outstanding  borrowings  from all sources  greater than 10% of its total assets,  then the Fund must secure each additional  outstanding  inter-fund  loan by segregating  liquid assets of the
Fund as collateral;  the Fund cannot borrow from an affiliated  fund in excess of  125%  of  its  total  redemptions  for  the  preceding  seven  days;  each inter-fund  loan may be repaid on any day by the Fund;  and the Trustees  will be  provided  with a report  of all  inter-fund  loans and the  Trustees  will monitor  all such  borrowings  to  ensure  that the  Fund's  participation  is appropriate.

      In determining to recommend the proposed  amendment to shareholders  for approval,  the  Trustees  considered  the  possible  risks  to the  Fund  from participation in the inter-fund lending program. For example,  there is a risk that a borrowing  fund could have a loan called on one day's  notice.  In that circumstance,  the borrowing fund might have to borrow from a bank at a higher interest  cost if money to lend were not  available  from another  Oppenheimer fund. The Trustees  considered that the benefits to the Fund of  participating
in  the  program   outweigh  the   possible   risks  to  the  Fund  from  such
participation.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policies on borrowing and pledging.  They also are being asked to approve an amendment to the Fund's fundamental policy on lending (paragraph B
"Lending," below).  If this proposal 3 is approved and the Fund applies for and is granted permission from the SEC to implement an inter-fund lending arrangement, the Fund, subject to its investment objectives and policies, would be able to participate in the inter-fund lending program as both a lender and a borrower.

                                                 B. Lending.

      Under  the  1940  Act,  a  fund's  policy  regarding   lending  must  be
fundamental.  Under its  current  policy,  the Fund is  permitted  to purchase debt securities,  enter into repurchase agreements,  which may be considered a loan, and lend its portfolio securities.

      It is proposed that the current fundamental policy be amended to permit the Fund to lend money to affiliated mutual funds (for example, other funds in the OppenheimerFunds complex). As discussed above, before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC.  Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds.  As previously noted, the Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted even if applied for.
Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated mutual funds.  As amended, the policy on lending for the Fund would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities as defined in the
1940 Act of the Fund.  The current and proposed fundamental investment policies are set forth below.

        Current Fundamental Policy             Proposed Fundamental Policy
        --------------------------             ---------------------------
 The Fund cannot make loans. However, it  The Fund cannot make loans, except to
 can buy the debt securities that its     the extent permitted under the 1940
 investment policies and restrictions     Act, the rules or regulations
 permit it to purchase, whether or not    thereunder or any exemption
 those securities are subject to          therefrom, as such statute, rules or
 repurchase agreements. The Fund may      regulations may be amended or
 also lend its portfolio securities as    interpreted from time to time.
 described in "Loans of Portfolio
 Securities."

Currently, the 1940 Act permits (a) lending of securities, (b) subject to SEC exemptive order, an inter-fund lending program with other affiliated funds up to 33 1/3% of the value of a fund's total assets (taken at market value at the time of any such loan), and (c) investing in repurchase agreements. If shareholders approve Proposal 3, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.

      The reason for lending money to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To protect against the
Fund being disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of the types of safeguards which the
SEC may require include the following: the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances; the Fund may not make inter-fund loans in excess of 7.5% of its net assets; an inter-fund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets; an inter-fund loan may not be outstanding for more than seven days; each inter-fund loan may be called on one business day's notice; and the Manager will provide the Trustees reports on all inter-fund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      If shareholders approve this proposal and the Fund were to lend its assets to another affiliated fund, the Fund would be subject to credit risks if the borrowing fund fails to repay the loan.  The Trustees believe that the risk of default by a borrowing fund is minimal.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

                        THAT YOU APPROVE THIS PROPOSAL

                PROPOSAL 4: TO AUTHORIZE THE TRUSTEES TO ADOPT
                 AN AMENDED AND RESTATED DECLARATION OF TRUST

      The Fund is organized as a Massachusetts business trust, and it is governed by a declaration of trust.  For the purposes of this discussion, the
Fund is referred to as the "Trust."

      The Board of Trustees has approved and recommends that the shareholders of the Trust authorize them to adopt and execute the Amended and Restated
Declaration of Trust for the Trust in the form attached to this Proxy
Statement as Exhibit A ("New Declaration of Trust"). The New Declaration of
Trust is a more modern form of trust instrument for a Massachusetts business trust, and going forward, will be used as the standard Declaration of Trust for all new Oppenheimer funds organized as Massachusetts business trusts.

      Generally, a majority of the Trustees may amend the existing
Declaration of Trust ("Current Declaration of Trust") when authorized by a majority of the outstanding voting securities of the Trust. The Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the Trust's shareholders for their authorization at this Meeting.

      Adoption of the New Declaration of Trust will not result in any changes in the Fund's Trustees or officers or in the investment policies and shareholder services described in the Fund's current prospectus and Statement of Additional Information.

      The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

In addition to the changes described below, there are other substantive and stylistic differences between the New Declaration of Trust and the Current
Declaration of Trust. The following summary is qualified in its entirety by reference to the New Declaration of Trust itself, which is attached as
Exhibit A to this Proxy Statement.

A.  Significant Changes Under the New Declaration of Trust.

Reorganization of the Trust or Its Series or Classes. Unlike the Current
Declaration of Trust, the New Declaration of Trust generally permits the
Trustees, subject to applicable Federal and state law, to reorganize the
Trust or any of its series or classes into a newly formed entity without shareholder approval. The Current Declaration of Trust requires shareholder approval in order to reorganize the Trust or any of its series. Currently, the Fund is the sole series of the Trust.

      Under certain circumstances, it may not be in the shareholders'
interest to require a shareholder meeting to permit the Trust or a series of the Trust to reorganize into a newly formed entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the
Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Trust or a series of the Trust so that it is domiciled in another state. Under the Current Declaration of
Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays.

      In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the Trust or any of its series into a newly formed entity and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust operates under the most appropriate form of organization.

      The Trustees have no intention at this time of reorganizing the Trust into a newly formed entity, and before allowing a trust or a series reorganization to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any transaction.

      The New Declaration of Trust does not give the Trustees the authority
                                   --------
to merge the Trust or a series of the Trust with another operating mutual fund or sell all or a portion of the Trust's or a series' assets to another operating mutual fund without first seeking shareholder approval. Under the
New Declaration of Trust, shareholder approval is still required for these transactions.

Future Amendments of the Declaration of Trust. The New Declaration of Trust
permits the Trustees, with certain exceptions, to amend the Declaration of
Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting shareholders' right to vote, the New Declaration of Trust's amendment provisions, shareholders' rights to indemnification, and shareholders' rights to vote on the merger or sale of the Trusts', series', or classes' assets to another issuer. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of
Trust with certain limited exceptions.

      By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

B.  Other Changes Under the New Declaration of Trust.

       In addition to the significant changes described above, the New
Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including, but not limited to, the following:

a.    The New Declaration of Trust clarifies that no shareholders of any series or class shall have a claim on the assets of another series or class.

b.    As a general matter, the New Declaration of Trust modifies the Current
               Declaration of Trust to incorporate appropriate references to classes of shares.

c.    The New Declaration of Trust modifies the Current Declaration of Trust by changing the par value of the Trust's shares from no par value to $.001 par value.

d.    The New Declaration of Trust modifies the Current Declaration of Trust by giving the Trustees the power to effect a reverse stock split, and to make distributions in-kind.

e.    The New Declaration of Trust modifies the Current Declaration of Trust so that all shares of all series vote together on issues to be voted on unless (i) separate series or class voting is
               otherwise required by the 1940 Act or the instrument
               establishing such Shares, in which case the provisions of the
               1940 Act or such instrument, as applicable, will control, or
               (ii) the issue to be voted on affects only particular series or classes, in which case only series or classes so affected will be entitled to vote.

f.    The New Declaration of Trust clarifies that proxies may be voted pursuant to any computerized, telephonic or electronic means, that shareholders receive one vote per share and a
               proportional fractional vote for each fractional share, and that, at a meeting, shareholders may vote on issues with
               respect to which a quorum is present, while adjourning with respect to issues for which a quorum is not present.

g.    The New Declaration of Trust clarifies various existing trustee powers.
               For example, the New Declaration of Trust clarifies that the
               Trustees may: appoint and terminate agents and consultants and hire and terminate employees; in addition to banks and trust companies, the Trustees may employ as fund custodian companies that are members of a national securities exchange or other entities permitted under the 1940 Act; retain one or more
               transfer agents and employ sub-agents; delegate authority to investment advisors and other agents or independent
               contractors; pledge, mortgage or hypothecate the assets of the
               Trust; and operate and carry on the business of an investment company. The New Declaration of Trust clarifies or adds to the list of trustee powers. For example, the Trustees may sue or be sued in the name of the Trust; make loans of cash and/or securities; enter into joint ventures, general or limited
               partnerships and other combinations or associations; endorse or guarantee the payment of any notes or other obligations of any person or make contracts of guarantee or suretyship or otherwise assume liability for payment; purchase insurance and/or bonding; pay pensions and adopt retirement, incentive and benefit plans; and adopt 12b-1 plans (subject to
               shareholder approval).

h.    The New Declaration of Trust clarifies that the Trust may redeem shares of a class or series held by a shareholder for any reason, including but not limited to the following: reimbursing the
               Trust or the distributor for the shareholder's failure to make timely and good payment; failure to supply a tax
               identification number; pursuant to authorization by a
               shareholder to pay fees or make other payments to third
               parties; and failure to maintain a minimum account balance as established by the Trustees from time to time.

i.    The New Declaration of Trust clarifies that a trust is created and not a partnership, joint stock association, corporation, bailment, or any other form of legal relationship, and expressly
               disclaims shareholder and Trustee liability for the acts and obligations of the Trust.

j.    The New Declaration of Trust clarifies that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, consultant, advisor, administrator, distributor or principal underwriter, custodian or transfer agent of the Trust nor shall a Trustee be responsible for the act or omission of any other Trustee.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU APPROVE THIS PROPOSAL
---------------------------------------------------------------------------------

                          INFORMATION ABOUT THE FUND

Fund Information. As of June 19, 2001, the Fund had ____________________
shares outstanding, consisting of _______________________ Class A,
________________ Class B, _______________ Class C, __________________ Class N
and _________________ Class Y shares.  Each share has voting rights as stated
in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in
"street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of June 19, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5%
or more of any class of the Fund's outstanding shares were:

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor, Inc. (the
"Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the
Fund, for which it was paid $1,527,228 by the Fund during the fiscal year ended August 31, 2000.

The Manager (including affiliates) managed assets of more than $120 billion at March 31, 2001, including more than 65 funds having more than 5 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer
Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts
Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor
and OAC are located at Two World Trade Center, New York, New York 10048.
MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the
Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.
MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August
1, 1997, OAC declared a ten for one stock split. At December 31, 2000, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 11,037,845 shares of Class B voting stock, and (iii)
19,154,597 shares of Class C non-voting stock. This collectively represented
92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i)
2,562,990 shares of the Class B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of
Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to
8,043,773 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a
Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the
Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1999 to December 31, 2000, the only transactions by a person who serves as a Trustee of the Fund were by Ms.
Macaskill who surrendered for cancellation 451,540 options to Mass Mutual for combined cash payments of $15,483,899.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, Chief Executive Officer,
Chairman and a director; John Murphy, President and Chief Operating Officer and a director; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive
Vice President, Chief Financial Officer and a director; O. Leonard Darling,
Vice Chairman, Executive Vice President, Chief Investment Officer, and a
director; Andrew J. Donohue, Executive Vice President, General Counsel and a
director; George Batejan, Executive Vice President and Chief Information
Officer; Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo,
Executive Vice Presidents; Brian W. Wixted, Senior Vice President and
Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Robert A.
Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn
Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris
Leavy, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein,
Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn,
Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior
Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South
Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian.  Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to
Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended August 31, 2000, has previously been sent to shareholders.
The Semi-Annual Report to Shareholders of the Fund as of February 28, 2001
also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, calling the Fund at 1.800.525.7048 or visiting the Manager's web site at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.525.7048.  You may also notify the Transfer Agent in writing.
Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the
Fund's expense to assist in the solicitation of proxies.  As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.
Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been reasonably designed to ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $15,000 plus the additional costs, that may be substantial, incurred
               ----
in connection with contacting those shareholders that have not voted.
Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly.  You may provide your completed proxy via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.
After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.
Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum.  A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting.
Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR each nominee exceed the votes AGAINST each nominee. Approval of
Proposals 2 through 4 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots
(or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST,"
or instruct them not to vote those shares on the proposal by checking the
"ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each
Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as
Shares the institutional investor itself owns, in the same proportion as
Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of
Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal.
Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the
Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

      The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.
Because matters not known at the time of the solicitation may come before the
Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                    July 17, 2001

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE.

It saves Money! Telephone voting saves postage costs.
Savings which can help to minimize fund expenses.

It's Convenient! Telephone voting is instantaneous - 24 hours a day.

It's Easy! Just follow these simple steps:
      1. Read your proxy statement and have it at hand.
      2. Call toll-free 1-800-597-7836.
      3. Enter your 14 digit Control Number from your Proxy Card.
      4. Follow the recorded directions.
      5. Do not mail your Proxy Card when you vote by phone.
            ---